UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     October 24, 2005

Reebok International Ltd.

(Exact name of registrant as specified in its charter)

MA	1-9340	04-2678061
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1895 J.W. Foster Boulevard Canton, Massachusetts	02021
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (781) 401-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Attached and incorporated herein by reference as Exhibit 99.01 is a copy of a press release of Reebok International Ltd. (the “Company”) dated October 24, 2005, reporting the Company’s preliminary financial results for the quarter ended September 30, 2005.  The information contained in this report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing of the Company with the SEC, whether made before or after the date hereof and regardless of any general incorporation language in such filings.

In the press release furnished with this report, the Company provides certain constant dollar comparisons, which eliminate the effect of foreign currency fluctuations on such comparisons.  Constant dollars are calculated by translating the prior period financial information at the current period foreign exchange rates, thereby eliminating the effect of foreign currency fluctuations. Because of the significance of the Company’s international operations and because of the significant fluctuation that has occurred in foreign currency values as compared to the U.S. Dollar, the Company believes that disclosing constant dollar comparisons in certain instances assists in the readers’ understanding of the Company’s consolidated financial statements. However, such comparisons may not reflect future changes in currency.  In addition, the Company provides certain non-GAAP financial measures, including (i) net sales for the three- and nine-month periods ended September 30, 2005 excluding sales of Ralph Lauren Footwear Co., Inc. (“RLF”), which the Company sold on July 15, 2005, and (ii) the Company’s effective tax rate for the three- and nine-month periods ended September 30, 2005 excluding the gain on the sale of RLF.  In each case, the Company provides these non-GAAP financial measures because it believes they assist the reader’s understanding of the quarter over quarter and year over year comparisons, as applicable, by eliminating the effects of certain one-time events.  These measures should be considered in addition to, not as a substitute for, measures of financial performance prepared in accordance with GAAP.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits

99.01       Press release dated October 24, 2005 announcing Registrant’s preliminary results for the quarter ended September 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2005

REEBOK INTERNATIONAL LTD.

	By:	/s/ Kenneth Watchmaker

Kenneth I. Watchmaker

Executive Vice President and

Chief Financial Officer

EXHIBIT LIST

99.01       Press release dated October 24, 2005 announcing Reebok International Ltd.’s preliminary results for the quarter ended September 30, 2005.